NAME OF REGISTRANT:
Franklin Strategic Series
File No. 811-06243


EXHIBIT ITEM No. 77C: Submission of matters to a vote of security holders


FRANKLIN STRATEGIC SERIES
FRANKLIN AGGRESSIVE GROWTH FUND
FRANKLIN FLEX CAP GROWTH FUND
FRANKLIN SMALL-MID CAP GROWTH FUND
FRANKLIN SMALL CAP GROWTH FUND II

Meeting of Shareholders, March 21, 2007 and reconvened on April
11, 2007 and May 18, 2007


A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: To approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of Franklin Aggressive Growth Fund's, Franklin Flex Cap Growth Fund's, Franklin Small-Mid Cap Growth Fund's and Franklin Small Cap Growth Fund II's (each, a "Fund") fundamental investment restrictions (including several Sub-Proposals); and to approve the elimination of certain of the Funds' fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank
A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson Jr. were elected by the sharehold ers to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Funds' fundamental investment restrictions (including several Sub-Proposals), and the elimination of certain of the Funds' fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.    The election of Trustees:



    Name         For     % of   % of   Withheld  % of    % of
                        Outsta Voted            Outsta  Voted
                        nding  Share             nding  Shares
                        Shares   s              Shares
Harris J.     311,655,3 52.373 97.34  8,502,668 1.429%   2.656%
Ashton         71.661     %      4%      .357
Robert F.     311,914,9 52.417 97.42  8,243,062 1.385%   2.575%
Carlson        77.335     %      5%      .683
Sam L. Ginn   311,750,2 52.389 97.37  8,407,754 1.413%   2.626%
               85.407     %      4%      .611
Edith E.      312,038,5 52.438 97.46  8,119,536 1.364%   2.536%
Holiday        03.426     %      4%      .592
Frank W. T.   310,972,0 52.259 97.13  9,186,030 1.543%   2.869%
LaHaye         09.594     %      1%      .424
Frank A.      311,666,0 52.375 97.34  8,491,961 1.427%   2.652%
Olson          78.380     %      8%      ,638
Larry D.      312,335,6 52.488 97.55  7,822,407 1.314%   2.443%
Thompson       32.313     %      7%      .705
John B.       312,463,2 52.509 97.59  7,694,798 1.293%   2.403%
Wilson         41.020     %      7%      .998
Charles B.    311,564,7 52.358 97.31  8,593,322 1.444%   2.684%
Johnson        17.060     %      6%      .958
Rupert H.     312,415,0 52.501 97.58  7,742,994 1.301%   2.418%
Johnson Jr.    45.475     %      2%      .543


Proposal 2.    To approve an Amended and Restated Agreement and
Declaration of Trust:

 Franklin   Shares Voted  % of    % of
Aggressive              Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         6,709,596.70 49.954%  80.685%
           5
Against     73,214.847   .545%    .880%
Abstain     268,323.45   1.997%   3.227%
           0
Broker Non- 1,264,659.00 9.416%   15.208%
votes       0
Total       8,315,794.00 61.912%  100.000
           2                     %

 Franklin   Shares Voted  % of    % of
 Flex Cap               Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         29,895,508.8 44.175%  71.864%
           57
Against     484,181.45   .716%    1.164%
           4
Abstain     1,243,651.   1.838%   2.989%
           165
Broker Non- 9,976,601.00 14.742%  23.983%
votes       0
Total       41,599,942.4 61.471%  100.000
           76                    %

 Franklin   Shares Voted  % of    % of
 Small-Mid              Outstand  Voted
Cap Growth                ing    Shares
   Fund                  Shares

For         58,158,298.0 31.026%  72.651%
           33
Against     3,323,890.   1.773%   4.153%
           602
Abstain     1,684,061.   0.899%   2.103%
           157
Broker Non- 16,884,905.0 9.007%   21.093%
votes       00
Total       80,051,154.7 42.705%  100.000
           92                    %

 Franklin   Shares Voted  % of    % of
 Small Cap              Outstand  Voted
  Growth                  ing    Shares
  Fund II                Shares

For         31,235,779.0 35.066%  67.544%
           17
Against     833,084.17   .936%    1.802%
           8
Abstain     1,955,926.   2.196%   4.229%
           035
Broker Non- 12,220,027.0 13.718%  26.425%
votes       00
Total       46,244,816.2 51.916%  100.000
           30                    %

Proposal 3.    To approve amendments to certain of the Funds'
fundamental investment restrictions (includes seven Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

 Franklin   Shares Voted  % of    % of
Aggressive              Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         6,616,145.56 49.258%  79.561%
           0
Against     168,277.39   1.253%   2.024%
           0
Abstain     266,712.05   1.985%   3.207%
           2
Broker Non- 1,264,659.00 9.416%   15.208%
votes       0
Total       8,315,794.00 61.912%  100.000
           2                     %

 Franklin   Shares Voted  % of    % of
 Flex Cap               Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         29,500,247.6 43.591%  70.914%
           09
Against     800,683.41   1.183%   1.925%
           7
Abstain     1,322,410.   1.955%   3.179%
           450
Broker Non- 9,976,601.00 14.742%  23.982%
votes       0
Total       41,599,942.4 61.471%  100.000
           76                    %

 Franklin   Shares Voted  % of    % of
 Small-Mid              Outstand  Voted
Cap Growth                ing    Shares
   Fund                  Shares

For         67,557,061.4 36.040%  72.817%
           37
Against     3,662,166.   1.954%   3.947%
           294
Abstain     6,540,334.   3.489%   7.050%
           113
Broker Non- 15,016,989.0 8.011%   16.186%
votes       00
Total       92,776,550.8 49.494%  100.000
           44                    %

 Franklin   Shares Voted  % of    % of
 Small Cap              Outstand  Voted
  Growth                  ing    Shares
  Fund II                Shares

For         32,136,116.3 36.077%  67.725%
           52
Against     1,918,744.   2.154%   4.043%
           938
Abstain     1,529,762.   1.718%   3.224%
           823
Broker Non- 11,866,598.0 13.322%  25.008%
votes       00
Total       47,451,222.1 53.271%  100.000
           13                    %




(b) To amend the Fund's fundamental investment restriction regarding underwriting:

 Franklin   Shares Voted  % of    % of
 Flex Cap               Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         29,635,728.7 43.792%  71.240%
           42
Against     657,259.35   .971%    1.580%
           9
Abstain     1,330,353.   1.966%   3.198%
           375
Broker Non- 9,976,601.00 14.742%  23.982%
votes       0
Total       41,599,942.4 61.471%  100.000
           76                    %

 Franklin   Shares Voted  % of    % of
 Small-Mid              Outstand  Voted
Cap Growth                ing    Shares
   Fund                  Shares

For         68,169,464.8 36.367%  73.477%
           72
Against     3,059,131.   1.632%   3.297%
           640
Abstain     6,530,965.   3.484%   7.040%
           332
Broker Non- 15,016,989.0 8.011%   16.186%
votes       00
Total       92,776,550.8 49.494%  100.000
           44                    %



(c) To amend the Fund's fundamental investment restriction regarding lending:

 Franklin   Shares Voted  % of    % of
Aggressive              Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         6,630,254.47 49.363%  79.731%
           2
Against     153,131.07   1.140%   1.841%
           9
Abstain     267,749.45   1.993%   3.220%
           1
Broker Non- 1,264,659.00 9.416%   15.208%
votes       0
Total       8,315,794.00 61.912%  100.000
           2                     %

 Franklin   Shares Voted  % of    % of
 Flex Cap               Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         29,567,776.7 43.691%  71.076%
           85
Against     751,940.45   1.111%   1.808%
           5
Abstain     1,303,624.   1.927%   3.133%
           236
Broker Non- 9,976,601.00 14.742%  23.983%
votes       0
Total       41,599,942.4 61.471%  100.000
           76                    %

 Franklin   Shares Voted  % of    % of
 Small-Mid              Outstand  Voted
Cap Growth                ing    Shares
   Fund                  Shares

For         67,932,031.7 36.240%  73.221%
           02
Against     3,302,167.   1.762%   3.559%
           517
Abstain     6,525,362.   3.481%   7.034%
           625
Broker Non- 15,016,989.0 8.011%   16.186%
votes       00
Total       92,776,550.8 49.494%  100.000
           44                    %

 Franklin   Shares Voted  % of    % of
 Small Cap              Outstand  Voted
  Growth                  ing    Shares
  Fund II                Shares

For         32,195,616.9 36.144%  67.850%
           94
Against     1,913,122.   2.148%   4.032%
           448
Abstain     1,475,884.   1.657%   3.110%
           671
Broker Non- 11,866,598.0 13.322%  25.008%
votes       00
Total       47,451,222.1 53.271%  100.000
           13                    %

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

 Franklin   Shares Voted  % of    % of
Aggressive              Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         6,647,702.20 49.493%  79.941%
           8
Against     136,515.99   1.016%   1.641%
           8
Abstain     266,916.79   1.987%   3.210%
           6
Broker Non- 1,264,659.00 9.416%   15.208%
votes       0
Total       8,315,794.00 61.912%  100.000
           2                     %

 Franklin   Shares Voted  % of    % of
 Flex Cap               Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         29,622,376.9 43.772%  71.208%
           34
Against     688,993.43   1.018%   1.656%
           3
Abstain     1,311,971.   1.939%   3.154%
           109
Broker Non- 9,976,601.00 14.742%  23.982%
votes       0
Total       41,599,942.4 61.471%  100.000
           76                    %

 Franklin   Shares Voted  % of    % of
 Small-Mid              Outstand  Voted
Cap Growth                ing    Shares
   Fund                  Shares

For         66,139,259.4 35.284%  71.289%
           24
Against     5,128,416.   2.736%   5.527%
           890
Abstain     6,491,885.   3.463%   6.998%
           530
Broker Non- 15,016,989.0 8.011%   16.186%
votes       00
Total       92,776,550.8 49.494%  100.000
           44                    %

 Franklin   Shares Voted  % of    % of
 Small Cap              Outstand  Voted
  Growth                  ing    Shares
  Fund II                Shares

For         32,933,753.2 36.973%  69.405%
           15
Against     1,106,282.   1.242%   2.332%
           170
Abstain     1,544,588.   1.734%   3.255%
           728
Broker Non- 11,866,598.0 13.322%  25.008%
votes       00
Total       47,451,222.1 53.271%  100.000
           13                    %


(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

 Franklin   Shares Voted  % of    % of
Aggressive              Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         6,652,149.62 49.526%  79.994%
           8
Against     134,864.47   1.004%   1.622%
           2
Abstain     264,120.90   1.966%   3.176%
           2
Broker Non- 1,264,659.00 9.416%   15.208%
votes       0
Total       8,315,794.00 61.912%  100.000
           2                     %

 Franklin   Shares Voted  % of    % of
 Flex Cap               Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         29,572,149.9 43.698%  71.087%
           19
Against     749,478.04   1.107%   1.802%
           6
Abstain     1,301,713.   1.924%   3.129%
           511
Broker Non- 9,976,601.00 14.742%  23.982%
votes       0
Total       41,599,942.4 61.471%  100.000
           76                    %

 Franklin   Shares Voted  % of    % of
 Small-Mid              Outstand  Voted
Cap Growth                ing    Shares
   Fund                  Shares

For         65,633,825.3 35.014%  70.744%
           25
Against     5,592,217.   2.983%   6.028%
           220
Abstain     5,533,519.   3.486%   7.042%
           299
Broker Non- 15,016,989.0 8.011%   16.186%
votes       00
Total       92,776,550.8 49.494%  100.000
           44                    %

 Franklin   Shares Voted  % of    % of
 Small Cap              Outstand  Voted
  Growth                  ing    Shares
  Fund II                Shares

For         32,241,539.1 36.196%  67.947%
           56
Against     1,864,199.   2.092%   3.928%
           819
Abstain     1,478,885.   1.661%   3.117%
           138
Broker Non- 11,866,598.0 13.322%  25.008%
votes       00
Total       47,451,222.1 53.271%  100.000
           13                    %


(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

 Franklin   Shares Voted  % of    % of
Aggressive              Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         6,654,369.13 49.542%  80.021%
           3
Against     134,880.47   1.005%   1.622%
           3
Abstain     261,885.39   1.949%   3.149%
           6
Broker Non- 1,264,659.00 9.416%   15.208%
votes       0
Total       8,315,794.00 61.912%  100.000
           2                     %

 Franklin   Shares Voted  % of    % of
 Flex Cap               Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         29,606,468.4 43.748%  71.169%
           62

Against     678,736.08   1.003%   1.632%
           6
Abstain     1,338,136.   1.978%   3.216%
           928
Broker Non- 9,976,601.00 14.742%  23.983%
votes       0
Total       41,599,942.4 61.471%  100.000
           76                    %

 Franklin   Shares Voted  % of    % of
 Small-Mid              Outstand  Voted
Cap Growth                ing    Shares
   Fund                  Shares

For         68,322,632.0 36.448%  73.642%
           70
Against     2,837,591.   1.514%   3.059%
           738
Abstain     6,599,338.   3.521%   7.113%
           036
Broker Non- 15,016,989.0 8.011%   16.186%
votes       00
Total       92,776,550.8 49.494%  100.000
           44                    %

 Franklin   Shares Voted  % of    % of
 Small Cap              Outstand  Voted
  Growth                  ing    Shares
  Fund II                Shares

For         32,333,455.3 36.299%  68.140%
           07
Against     1,752,466.   1.967%   3.694%
           064
Abstain     1,498,702.   1.683%   3.158%
           742
Broker Non- 11,866,598.0 13.322%  25.008%
votes       00
Total       47,451,222.1 53.271%  100.000
           13                    %


(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

 Franklin   Shares Voted  % of    % of
 Flex Cap               Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         29,628,646.1 43.781%  71.223%
           17
Against     675,542.29   .998%    1.624%
           3
Abstain     1,319,153.   1.950%   3.171%
           066
Broker Non- 9,976,601.00 14.742%  23.982%
votes       0
Total       41,599,942.4 61.471%  100.000
           76                    %

 Franklin   Shares Voted  % of    % of
 Small-Mid              Outstand  Voted
Cap Growth                ing    Shares
   Fund                  Shares

For         68,333,729.6 36.454%  73.654%
           13
Against     2,839,133.   1.515%   3.060%
           393
Abstain     6,586,698.   3.514%   7.100%
           838
Broker Non- 15,016,989.0 8.011%   16.187%
votes       00
Total       92,776,550.8 49.494%  100.000
           44                    %

 Franklin   Shares Voted  % of    % of
 Small Cap              Outstand  Voted
  Growth                  ing    Shares
  Fund II                Shares

For         32,350,076.7 36.317%  68.175%
           08
Against     1,701,236.   1.910%   3.586%
           581
Abstain     1,533,310.   1.722%   3.231%
           824
Broker Non- 11,866,598.0 14.322%  25.008%
votes       00
Total       47,451,222.1 53.271%  100.000
           13                    %

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

 Franklin   Shares Voted  % of    % of
Aggressive              Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         6,663,962.67 49.614%  80.136%
           8
Against     121,219.15   .902%    1.458%
           7
Abstain     265,953.16   1.980%   3.198%
           7
Broker Non- 1,264,659.00 9.416%   15.208%
votes       0
Total       8,315,794.00 61.912%  100.000
           2                     %

 Franklin   Shares Voted  % of    % of
 Small-Mid              Outstand  Voted
Cap Growth                ing    Shares
   Fund                  Shares

For         69,366,633.4 37.005%  74.767%
           26
Against     1,972,084.   1.052%   2.126%
           310
Abstain     6,420,844.   3.426%   6.920%
           108
Broker Non- 15,016,989.0 8.011%   16.186%
votes       00
Total       92,776,550.8 49.494%  100.000
           44                    %

 Franklin   Shares Voted  % of    % of
 Small Cap              Outstand  Voted
  Growth                  ing    Shares
  Fund II                Shares

For         33,017,998.9 37.067%  69.583%
           17
Against     1,010,611.   1.135%   2.130%
           124
Abstain     1,556,014.   1.747%   3.279%
           072
Broker Non- 11,866,598.0 13.322%  25.008%
votes       00
Total       47,451,222.1 53.271%  100.000
           13                    %




Proposal 4.    To approve the elimination of certain of the
Fund's fundamental investment restrictions:

 Franklin   Shares Voted  % of    % of
 Flex Cap               Outstand  Voted
  Growth                  ing    Shares
   Fund                  Shares

For         29,543,961.6 43.656%  71.019%
           96
Against     786,033.70   1.161%   1.890%
           2
Abstain     1,293,346.   1.912%   3.109%
           078
Broker Non- 9,976,601.00 14.742%  23.982%
votes       0
Total       41,599,942.4 61.471%  100.000
           76                    %

 Franklin   Shares Voted  % of    % of
 Small-Mid              Outstand  Voted
Cap Growth                ing    Shares
   Fund                  Shares

For         67,700,891.1 36.117%  72.972%
           06
Against     3,400,599.   1.814%   3.665%
           694
Abstain     6,658,071.   3.552%   7.177%
           044
Broker Non- 15,016,989.0 8.011%   16.186%
votes       00
Total       92,776,550.8 49.494%  100.000
           44                    %



FRANKLIN STRATEGIC SERIES
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
FRANKLIN GLOBAL COMMUNICATIONS FUND
FRANKLIN GLOBAL HEALTH CARE FUND
FRANKLIN NATURAL RESOURCES FUND
FRANKLIN TECHNOLOGY FUND

Meeting of Shareholders, March 21, 2007 and reconvened on April
11, 2007 and May 18, 2007


A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007, May 11, 2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-
Proposals: To approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of Franklin Biotechnology Discovery Fund's, Franklin Global Communications Fund's, Franklin Global Health Care Fund's, Franklin Natural Resources Fund's and Franklin Technology Fund's (each, a "Fund") fundamental investment restrictions (including seven (7) Sub-Proposals); and to approve the elimination of certain of the Funds' fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Funds' fundamental investment restrictions (including seven (7) Sub-Proposals), and the elimination of certain of the Funds' fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.    The election of Trustees:



    Name         For     % of   % of   Withheld  % of    % of
                        Outsta Voted            Outsta  Voted
                        nding  Share             nding  Shares
                        Shares   s              Shares
Harris J.     311,655,3 52.373 97.34  8,502,668 1.429%   2.656%
Ashton         71.661     %      4%      .357
Robert F.     311,914,9 52.417 97.42  8,243,062 1.385%   2.575%
Carlson        77.335     %      5%      .683
Sam L. Ginn   311,750,2 52.389 97.37  8,407,754 1.413%   2.626%
               85.407     %      4%      .611
Edith E.      312,038,5 52.438 97.46  8,119,536 1.364%   2.536%
Holiday        03.426     %      4%      .592
Frank W. T.   310,972,0 52.259 97.13  9,186,030 1.543%   2.869%
LaHaye         09.594     %      1%      .424
Frank A.      311,666,0 52.375 97.34  8,491,961 1.427%   2.652%
Olson          78.380     %      8%      ,638
Larry D.      312,335,6 52.488 97.55  7,822,407 1.314%   2.443%
Thompson       32.313     %      7%      .705
John B.       312,463,2 52.509 97.59  7,694,798 1.293%   2.403%
Wilson         41.020     %      7%      .998
Charles B.    311,564,7 52.358 97.31  8,593,322 1.444%   2.684%
Johnson        17.060     %      6%      .958
Rupert H.     312,415,0 52.501 97.58  7,742,994 1.301%   2.418%
Johnson Jr.    45.475     %      2%      .543


Proposal 2.    To approve an Amended and Restated Agreement and
Declaration of Trust:

 Franklin   Shares Voted  % of    % of
Biotechnol              Outstand  Voted
    ogy                   ing    Shares
 Discovery               Shares
   Fund

For         2,721,574.35 35.292%  68.009%
           4
Against     95,825.955   1.242%   2.395%
Abstain     97,958.713   1.271%   2.447%
Broker Non- 1,086,410.00 14.088%  27.148%
votes       0
Total       4,001,769.02 51.893%  100.000
           2                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
Communicat                ing    Shares
 ions Fund               Shares

For         3,121,959.02 43.972%  75.472%
           7
Against     126,588.76   1.783%   3.060%
           3
Abstain     141,206.92   1.989%   3.414%
           7
Broker Non- 746,840.000  10.519%  18.054%
votes
Total       4,136,594.71 58.263%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
  Health                  ing    Shares
 Care Fund               Shares

For         2,351,977.90 39.539%  69.826%
           8
Against     79,962.995   1.344%   2.373%
Abstain     125,133.17   2.103%   3.716%
           2
Broker Non- 811,289.000  13.638%  24.086%
votes
Total       3,368,363.07 56.625%  100.000
           5                     %

 Franklin   Shares Voted  % of    % of
  Natural               Outstand  Voted
 Resources                ing    Shares
   Fund                  Shares

For         5,687,078.85 39.715%  61.903%
           4
Against     367,777.78   2.569%   4.004%
           9
Abstain     280,022.79   1.955%   3.047%
           9
Broker Non- 2,852,158.00 19.918%  31.045%
votes       0
Total       9,187,037.44 64.157%  100.000
           2                     %

 Franklin   Shares Voted  % of    % of
Technology              Outstand  Voted
   Fund                   ing    Shares
                         Shares

For         3,526,682.04 38.021%  73.943%
           4
Against     88,984.840   .959%    1.866%
Abstain     150,861.94   1.626%   3.163%
           7
Broker Non- 1,002,920.00 10.812%  21.028%
votes       0
Total       4,769,448.83 51.419%  100.000
           1                     %

Proposal 3.    To approve amendments to certain of the Funds'
fundamental investment restrictions (includes seven (7) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

 Franklin   Shares Voted  % of    % of
Biotechnol              Outstand  Voted
    ogy                   ing    Shares
 Discovery               Shares
   Fund

For         2,881,555.53 37.366%  68.563%
           4
Against     144,390.95   1.873%   3.435%
           2
Abstain     118,222.90   1.533%   2.814%
           1
Broker Non- 1,058,632.00 13.728%  25.189%
votes       0
Total       4,202,801.38 54.499%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
Communicat                ing    Shares
 ions Fund               Shares

For         3,052,788.72 42.998%  73.800%
           9
Against     187,099.35   2.635%   4.523%
           3
Abstain     149,855.63   2.111%   3.623%
           5
Broker Non- 746,840.000  10.519%  18.054%
votes
Total       4,136,594.71 58.263%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
  Health                  ing    Shares
 Care Fund               Shares

For         2,304,801.62 38.746%  68.425%
           7
Against     124,805.63   2.098%   3.705%
           4
Abstain     127,466.81   2.142%   3.784%
           4
Broker Non- 811,289.000  13.638%  24.086%
votes
Total       3,368,363.07 56.625%  100.000
           5                     %

 Franklin   Shares Voted  % of    % of
  Natural               Outstand  Voted
 Resources                ing    Shares
   Fund                  Shares

For         6,816,510.04 47.602%  67.138%
           5
Against     525,953.27   3.673%   5.180%
           6
Abstain     415,121.65   2.899%   4.089%
           5
Broker Non- 2,395,448.53 16.728%  23.593%
votes       2
Total       10,153,033.5 70.903%  100.000
           08                    %

 Franklin   Shares Voted  % of    % of
Technology              Outstand  Voted
   Fund                   ing    Shares
                         Shares

For         3,495,526.96 37.685%  73.290%
           0
Against     121,579.50   1.311%   2.549%
           2
Abstain     149,422.36   1.610%   3.133%
           9
Broker Non- 1,002,920.00 10.812%  21.028%
votes       0
Total       4,769,448.83 51.419%  100.000
           1                     %




(b) To amend the Fund's fundamental investment restriction regarding underwriting:

 Franklin   Shares Voted  % of    % of
Biotechnol              Outstand  Voted
    ogy                   ing    Shares
 Discovery               Shares
   Fund

For         2,893,884.14 37.526%  68.856%
           1
Against     129,690.86   1.682%   3.086%
           4
Abstain     120,594.38   1.564%   2.869%
           2
Broker Non- 1,058,632.00 13.728%  25.189%
votes       0
Total       4,202,801.38 54.499%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
Communicat                ing    Shares
 ions Fund               Shares

For         3,046,963.13 42.916%  73.659%
           7
Against     183,608.63   2.586%   4.438%
           7
Abstain     159,182.94   2.242%   3.849%
           3
Broker Non- 746,840.000  10.519%  18.054%
votes
Total       4,136,594.71 58.263%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
  Health                  ing    Shares
 Care Fund               Shares

For         2,311,455.38 38.857%  68.623%
           8
Against     101,473.72   1.706%   3.012%
           3
Abstain     144,144.96   2.423%   4.280%
           4
Broker Non- 811,289.000  13.638%  24.086%
votes
Total       3,368,363.07 56.625%  100.000
           5                     %

 Franklin   Shares Voted  % of    % of
  Natural               Outstand  Voted
 Resources                ing    Shares
   Fund                  Shares

For         6,873,634.37 48.001%  67.700%
           6
Against     483,424.92   3.376%   4.762%
           5
Abstain     400,525.67   2.797%   3.944%
           5
Broker Non- 2,395,448.53 16.728%  23.593%
votes       2
Total       10,153,033.5 70.903%  100.000
           08                    %



(c) To amend the Fund's fundamental investment restriction regarding lending:

 Franklin   Shares Voted  % of    % of
Biotechnol              Outstand  Voted
    ogy                   ing    Shares
 Discovery               Shares
   Fund

For         2,878,944.00 37.332%  68.501%
           8
Against     143,947.44   1.867%   3.425%
           1
Abstain     121,277.93   1.573%   2.886%
           8
Broker Non- 1,058,632.00 13.728%  25.189%
votes       0
Total       4,202,801.38 54.499%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
Communicat                ing    Shares
 ions Fund               Shares

For         3,054,764.54 43.026%  73.847%
           7
Against     185,433.96   2.611%   4.483%
           1
Abstain     149,556.20   2.107%   3.615%
           9
Broker Non- 746,840.000  10.519%  18.054%
votes
Total       4,136,594.71 58.263%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
  Health                  ing    Shares
 Care Fund               Shares

For         2,301,763.67 38.694%  68.335%
           0
Against     129,174.45   2.172%   3.835%
           6
Abstain     126,135.94   2.120%   3.745%
           9
Broker Non- 811,289.000  13.638%  24.086%
votes
Total       3,368,363.07 56.625%  100.000
           5                     %

 Franklin   Shares Voted  % of    % of
  Natural               Outstand  Voted
 Resources                ing    Shares
   Fund                  Shares

For         6,811,217.45 47.566%  67.086%
           1
Against     529,113.40   3.695%   5.211%
           8
Abstain     417,254.11   2.913%   4.110%
           7
Broker Non- 2,395,448.53 16.728%  23.593%
votes       2
Total       10,153,033.5 70.903%  100.000
           08                    %

 Franklin   Shares Voted  % of    % of
Technology              Outstand  Voted
   Fund                   ing    Shares
                         Shares

For         3,482,733.47 37.547%  73.022%
           0            .571.41
                        2%
Against     130,975.05   1.412%   2.746%
           5
Abstain     152,820.30   1.647%   3.204%
           6
Broker Non- 1,002,920.00 10.812%  21.028%
votes       0
Total       4,769,448.83 51.419%  100.000
           1                     %

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

 Franklin   Shares Voted  % of    % of
Biotechnol              Outstand  Voted
    ogy                   ing    Shares
 Discovery               Shares
   Fund

For         2,890,744.81 37.485%  68.781%
           8
Against     135,664.23   1.760%   3.228%
           5
Abstain     117,760.33   1.537%   2.802%
           4
Broker Non- 1,058,632.00 13.728%  25.189%
votes       0
Total       4,202,801.38 54.499%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
Communicat                ing    Shares
 ions Fund               Shares

For         3,078,706.32 43.363%  74.426%
           4
Against     172,632.05   2.431%   4.173%
           0
Abstain     138,416.34   1.950%   3.346%
           3
Broker Non- 746,840.000  10.519%  18.054%
votes
Total       4,136,594.71 58.263%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
  Health                  ing    Shares
 Care Fund               Shares

For         2,333,719.96 39.232%  69.284%
           4
Against     97,900.190   1.645%   2.906%
Abstain     125,453.92   2.109%   3.725%
           1
Broker Non- 811,289.000  13.638%  24.086%
votes
Total       3,368,363.07 56.625%  100.000
           5                     %

 Franklin   Shares Voted  % of    % of
  Natural               Outstand  Voted
 Resources                ing    Shares
   Fund                  Shares

For         6,888,970.47 48.109%  67.851%
           4
Against     464,584.11   3.244%   4.576%
           4
Abstain     404,030.38   2.821%   3.979%
           8
Broker Non- 2,395,448.53 16.728%  23.593%
votes       2
Total       10,153,033.5 70.903%  100.000
           08                    %

 Franklin   Shares Voted  % of    % of
Technology              Outstand  Voted
   Fund                   ing    Shares
                         Shares

For         3,493,029.92 37.658%  73.238%
           3
Against     126,552.01   1.364%   2.653%
           8
Abstain     146,946.89   1.584%   3.081%
           0
Broker Non- 1,002,920.00 10.812%  21.028%
votes       0
Total       4,769,448.83 51.419%  100.000
           1                     %


(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

 Franklin   Shares Voted  % of    % of
Biotechnol              Outstand  Voted
    ogy                   ing    Shares
 Discovery               Shares
   Fund

For         2,868,725.73 37.200%  68.257%
           1
Against     154,579.79   2.004%   3.678%
           7
Abstain     120,863.85   1.568%   2.876%
           9
Broker Non- 1,058,632.00 13.728%  25.189%
votes       0
Total       4,202,801.38 54.499%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
Communicat                ing    Shares
 ions Fund               Shares

For         3,070,644.08 43.249%  74.231%
           8
Against     182,264.82   2.567%   4.406%
           5
Abstain     136,845.80   1.928%   3.308%
           4
Broker Non- 746,840.000  10.519%  18.054%
votes
Total       4,136,594.71 58.263%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
  Health                  ing    Shares
 Care Fund               Shares

For         2,324,434.85 39.076%  69.008%
           6
Against     102,448.04   1.722%   3.041%
           7
Abstain     130,191.17   2.188%   3.866%
           2
Broker Non- 811,289.000  13.638%  24.086%
votes
Total       3,368,363.07 56.625%  100.000
           5                     %

 Franklin   Shares Voted  % of    % of
  Natural               Outstand  Voted
 Resources                ing    Shares
   Fund                  Shares

For         6,850,172.37 47.838%  67.469%
           8
Against     486,509.34   3.397%   4.792%
           1
Abstain     420,903.25   2.939%   4.145%
           7
Broker Non- 2,395,448.53 16.728%  23.593%
votes       2
Total       10,153,033.5 70.903%  100.000
           08                    %

 Franklin   Shares Voted  % of    % of
Technology              Outstand  Voted
   Fund                   ing    Shares
                         Shares

For         3,487,149.31 37.594%  73.114%
           6
Against     131,268.14   1.416%   2.753%
           4
Abstain     148,111.37   1.596%   3.105%
           1
Broker Non- 1,002,920.00 10.812%  21.028%
votes       0
Total       4,769,448.83 51.419%  100.000
           1                     %


(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

 Franklin   Shares Voted  % of    % of
Biotechnol              Outstand  Voted
    ogy                   ing    Shares
 Discovery               Shares
   Fund

For         2,880,250.45 37.349%  68.532%
           6
Against     141,721.18   1.838%   3.372%
           4
Abstain     122,197.74   1.585%   2.908%
           7
Broker Non- 1,058,632.00 13.728%  25.189%
votes       0
Total       4,202,801.38 54.499%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
Communicat                ing    Shares
 ions Fund               Shares

For         3,042,798.19 42.857%  73.558%
           5
Against     190,358.83   2.681%   4.602%
           9
Abstain     156,597.68   2.206%   3.785%
           3
Broker Non- 746,840.000  10.519%  18.054%
votes
Total       4,136,594.71 58.263%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
  Health                  ing    Shares
 Care Fund               Shares

For         3,208,222.82 38.803%  68.527%
           5
Against     119,197.00   2.004%   3.538%
           8
Abstain     129,654.24   2.179%   3.850%
           2
Broker Non- 811,289.000  13.638%  24.086%
votes
Total       3,368,363.07 56.625%  100.000
           5                     %

 Franklin   Shares Voted  % of    % of
  Natural               Outstand  Voted
 Resources                ing    Shares
   Fund                  Shares

For         6,836,487.06 47.742%  67.334%
           5
Against     483,061.23   3.373%   4.758%
           5
Abstain     438,036.67   3.059%   4.314%
           6
Broker Non- 2,395,448.53 16.728%  23.593%
votes       2
Total       10,153,033.5 70.903%  100.000
           08                    %

 Franklin   Shares Voted  % of    % of
Technology              Outstand  Voted
   Fund                   ing    Shares
                         Shares

For         3,493,323.92 37.661%  73.244%
           9
Against     120,361.14   1.298%   2.523%
           7
Abstain     152,843.75   1.647%   3.205%
           5
Broker Non- 1,002,920.00 10.812%  21.028%
votes       0
Total       4,769,448.83 51.419%  100.000
           1                     %


(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

 Franklin   Shares Voted  % of    % of
Biotechnol              Outstand  Voted
    ogy                   ing    Shares
 Discovery               Shares
   Fund

For         2,892,140.30 37.504%  68.815%
           7
Against     129,468.05   1.678%   3.080%
           9
Abstain     122,561.02   1.590%   2.917%
           1
Broker Non- 1,058,632.00 13.728%  25.189%
votes       0
Total       4,202,801.38 54.499%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
Communicat                ing    Shares
 ions Fund               Shares

For         3,080,674.14 43.391%  74.474%
           5
Against     175,598.58   2.473%   4.245%
           9
Abstain     133,481.98   1.880%   3.227%
           3
Broker Non- 746,840.000  10.519%  18.054%
votes
Total       4,136,594.71 58.263%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
  Health                  ing    Shares
 Care Fund               Shares

For         2,330,461.79 39.177%  69.187%
           6
Against     200,828.66   1.695%   2.993%
           6
Abstain     125,783.61   2.114%   3.735%
           3
Broker Non- 811,289.000  13.638%  24.086%
votes
Total       3,368,363.07 56.625%  100.000
           5                     %

 Franklin   Shares Voted  % of    % of
  Natural               Outstand  Voted
 Resources                ing    Shares
   Fund                  Shares

For         6,852,554.58 47.854%  67.493%
           0
Against     469,358.14   3.278%   4.623%
           0
Abstain     435,672.25   3.042%   4.291%
           6
Broker Non- 2,395,448.53 16.728%  23.593%
votes       2
Total       10,153,033.5 70.903%  100.000
           08                    %

 Franklin   Shares Voted  % of    % of
Technology              Outstand  Voted
   Fund                   ing    Shares
                         Shares

For         3,499,462.03 37.727%  73.372%
           5
Against     117,333.39   1.265%   2.461%
           5
Abstain     149,733.40   1.614%   3.139%
           1
Broker Non- 1,002,920.00 10.812%  21.028%
votes       0
Total       4,769,448.83 51.419%  100.000
           1                     %



Proposal 4.    To approve the elimination of certain of the
Fund's fundamental investment restrictions:

 Franklin   Shares Voted  % of    % of
Biotechnol              Outstand  Voted
    ogy                   ing    Shares
 Discovery               Shares
   Fund

For         2,887,412.20 37.442%  68.702%
           8
Against     143,200.42   1.857%   3.407%
           6
Abstain     113,556.75   1.473%   2.702%
           3
Broker Non- 1,058,632.00 13.728%  25.189%
votes       0
Total       4,202,801.38 54.499%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
Communicat                ing    Shares
 ions Fund               Shares

For         3,071,530.88 43.262%  74.253%
           3
Against     191,761.64   2.701%   4.635%
           5
Abstain     126,462.18   1.781%   3.058%
           9
Broker Non- 746,840.000  10.519%  18.054%
votes
Total       4,136,594.71 58.263%  100.000
           7                     %

 Franklin   Shares Voted  % of    % of
  Global                Outstand  Voted
  Health                  ing    Shares
 Care Fund               Shares

For         2,326,030.99 39.102%  69.055%
           7
Against     102,590.36   1.725%   3.046%
           2
Abstain     128,452.71   2.159%   3.813%
           6
Broker Non- 811,289.000  13.638%  24.086%
votes
Total       3,368,363.07 56.625%  100.000
           5                     %

 Franklin   Shares Voted  % of    % of
  Natural               Outstand  Voted
 Resources                ing    Shares
   Fund                  Shares

For         6,892,477.49 48.133%  67.886%
           8
Against     456,020.22   3.185%   4.491%
           1
Abstain     409,087.25   2.856%   4.030%
           7
Broker Non- 2,395,448.53 16.728%  23.593%
votes       2
Total       10,153,033.5 70.903%  100.000
           08                    %




FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND

Meeting of Shareholders, March 21, 2007 and reconvened on April
11, 2007



A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of Franklin Blue Chip Fund's (the "Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank
A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson Jr. were elected by the sharehold ers to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.    The election of Trustees:



    Name        For      % of   % of   Withheld    % of  % of
                        Outsta Voted              Outsta Voted
                        nding  Shares              nding Share
                        Shares                    Shares   s
Harris J.    311,655,37 52.373 97.344 8,502,668.  1.429%  2.656
Ashton       1.661      %      %          357            %
Robert F.    311,914,97 52.417 97.425 8,243,062.  1.385%  2.575
Carlson      7.335      %      %          683            %
Sam L. Ginn  311,750,28 52.389 97.374 8,407,754.  1.413%  2.626
             5.407      %      %          611            %
Edith E.     312,038,50 52.438 97.464 8,119,536.  1.364%  2.536
Holiday      3.426      %      %          592            %
Frank W. T.  310,972,00 52.259 97.131 9,186,030.  1.543%  2.869
LaHaye       9.594      %      %          424            %
Frank A.     311,666,07 52.375 97.348 8,491,961,  1.427%  2.652
Olson        8.380      %      %          638            %
Larry D.     312,335,63 52.488 97.557 7,822,407.  1.314%  2.443
Thompson     2.313      %      %          705            %
John B.      312,463,24 52.509 97.597 7,694,798.  1.293%  2.403
Wilson       1.020      %      %          998            %
Charles B.   311,564,71 52.358 97.316 8,593,322.  1.444%  2.684
Johnson      7.060      %      %          958            %
Rupert H.    312,415,04 52.501 97.582 7,742,994.  1.301%  2.418
Johnson Jr.  5.475      %      %          543            %


Proposal 2.    To approve an Amended and Restated Agreement and
Declaration of Trust:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         5,218,127.42
                 8      39.641%  73.487%

Against     158,409.91   1.203%   2.231%
           8
Abstain     299,283.49   2.274%   4.215%
           0
Broker Non- 1,424,906.00 10.825%  20.067%
votes       0
Total       7,100,726.83 53.943%  100.000
           6                     %

Proposal 3.    To approve amendments to certain of the Fund's
fundamental investment restrictions (includes eight (8) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         5,086,849.93 38.643%  71.638%
           8

Against     227,303.187  1.727%   3.202%
Abstain     361,667.711  2.748%   5.093%
Broker Non- 1,424,906.00 10.825%  20.067%
votes       0
Total       7,100,726.83 53.943%  100.000
           6                     %


(b) To amend the Fund's fundamental investment restriction regarding underwriting:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         5,103,086.02 38.767%  71.867%
           3
Against     197,798.545  1.502%   2.786%
Abstain     374,936.268  2.849%   5.280%
Broker Non- 1,424,906.00 10.825%  20.067%
votes       0
Total       7,100,726.83 53.943%  100.000
           6                     %


(c) To amend the Fund's fundamental investment restriction regarding lending:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For        5,087,847.42 38.651%  71.652%
           0
Against    213,035.131  1.618%   3.001%
Abstain    374,938.285  2.849%   5.280%
Broker Non-1,424,906.00 10.825%  20.067%
votes      0
Total      7,100,726.83 53.943%  100.000
           6                     %

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         5,112,343.83 38.837%  71.997%
           2
Against     218,437.010  1.660%   3.077%
Abstain     345,039.994  2.621%   4.859%
Broker Non- 1,424,906.00 10.825%  20.067%
votes       0
Total       7,100,726.83 53.943%  100.000
           6                     %


(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         5,109,560.50 38.816%  71.958%
           3
Against     225,424.729  1.713%   3.175%

Abstain     340,835.604  2.589%   4.800%
Broker Non- 1,424,906.00 10.825%  20.067%
votes       0
Total       7,100,726.83 53.943%  100.000
           6                     %


(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For        5,127,042.11 38.949%  72.204%
           1
Against    196,813.274  1.495%   2.772%
Abstain    351,965.451  2.674%   4.957%
Broker Non-1,424,906.00 10.825%  20.067%
votes      0
Total      7,100,726.83 53.943%  100.000
           6                     %


(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         5,143,317.50 39.072%  72.434%
           7
Against     190,119.664  1.445%   2.677%
Abstain     342,383.665  2.601%   4.822%
Broker Non- 1,424,906.00 10.825%  20.067%
votes       0
Total       7,100,726.83 53.943%  100.000
           6                     %


(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         5,186,093.18 39.367%  73.036%
           2
Against     162,663.686  1.266%   2.291%
Abstain     327,063.968  2.485%   4.606%
Broker Non- 1,424,906.00 10.825%  20.067%
votes       0
Total       7,100,726.83 53.943%  100.000
           6                     %


Proposal 4.    To approve the elimination of certain of the
Fund's fundamental investment restrictions:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         5,108,635.60 38.809%  71.945%
           7
Against     216,623.499  1.646%   3.051%
Abstain     350,561.730  2.663%   4.937%
Broker Non- 1,424,906.00 10.825%  20.067%
votes       0
Total       7,100,726.83 53.943%  100.000
           6                     %



FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Meeting of Shareholders, March 21, 2007 and reconvened on April
11, 2007 and May 18, 2007



A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of Franklin Strategic Income Fund's (the "Fund") fundamental investment restrictions (including seven
(7) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank
A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson Jr. were elected by the sharehold ers to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Fund's fundamental investment restrictions (including seven (7) Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.    The election of Trustees:



    Name        For      % of   % of   Withheld    % of  % of
                        Outsta Voted              Outsta Voted
                        nding  Shares              nding Share
                        Shares                    Shares   s
Harris J.    311,655,37 52.373 97.344 8,502,668.  1.429%  2.656
Ashton       1.661      %      %          357            %
Robert F.    311,914,97 52.417 97.425 8,243,062.  1.385%  2.575
Carlson      7.335      %      %          683            %
Sam L. Ginn  311,750,28 52.389 97.374 8,407,754.  1.413%  2.626
             5.407      %      %          611            %
Edith E.     312,038,50 52.438 97.464 8,119,536.  1.364%  2.536
Holiday      3.426      %      %          592            %
Frank W. T.  310,972,00 52.259 97.131 9,186,030.  1.543%  2.869
LaHaye       9.594      %      %          424            %
Frank A.     311,666,07 52.375 97.348 8,491,961,  1.427%  2.652
Olson        8.380      %      %          638            %
Larry D.     312,335,63 52.488 97.557 7,822,407.  1.314%  2.443
Thompson     2.313      %      %          705            %
John B.      312,463,24 52.509 97.597 7,694,798.  1.293%  2.403
Wilson       1.020      %      %          998            %
Charles B.   311,564,71 52.358 97.316 8,593,322.  1.444%  2.684
Johnson      7.060      %      %          958            %
Rupert H.    312,415,04 52.501 97.582 7,742,994.  1.301%  2.418
Johnson Jr.  5.475      %      %          543            %


Proposal 2.    To approve an Amended and Restated Agreement and
Declaration of Trust:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         71,325,917.640.069%  64.599%
                 77
Against     1,318,899.   0.741%   1.194%
           361
Abstain     3,523,934.   1.980%   3.192%
           485
Broker Non- 34,239,827.0 19.238%  31.015%
votes       00
Total       110,398,578. 62.028%  100.000
           523                   %

Proposal 3.    To approve amendments to certain of the Fund's
fundamental investment restrictions (includes seven (7) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         80,729,464.0 45.358%  67.936%
           07
Against     2,255,356.38 1.267%   1.898%
           8
Abstain     5,048,403.06 2.836%   4.248%
           3
Broker Non- 30,798,368.0 17.304%  25.918%
votes       00
Total       118,831,591. 66.765%  100.000
           458                   %


(b) To amend the Fund's fundamental investment restriction regarding underwriting:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         80,940,719.9 45.476%  68.114%
           65
Against     1,907,375.98 1.072%   1.605%
           3
Abstain     5,185,127.51 2.913%   4.363%
           0
Broker Non- 30,798,368.0 17.304%  25.918%
votes       00
Total       118,831,591. 66.765%  100.000
           458                   %


(c) To amend the Fund's fundamental investment restriction regarding lending:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For        80,816,512.0 45.407%  68.009%
           61
Against    2,210,217.63 1.241%   1.860%
           2
Abstain    5,006,493.76 2.813%   4.213%
           5
Broker Non-30,798,368.0 17.304%  25.918%
votes      00
Total      118,831,591. 66.765%  100.000
           458                   %

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         81,154,294.2 45.596%  68.293%
           00
Against     1,957,322.82 1.100%   1.647%
           2
Abstain     4,921,606.43 2.765%   4.142%
           6
Broker Non- 30,798,368.0 17.304%  25.918%
votes       00
Total       118,831,591. 66.765%  100.000
           458                   %


(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         80,797,636.6 45.396%  67.993%
           19
Against     2,110,695.74 1.186%   1.777%
           6
Abstain     5,124,891.09 2.879%   4.312%
           3
Broker Non- 30,798,368.0 17.304%  25.918%
votes       00
Total       118,831,591. 66.765%  100.000
           458                   %


(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For        80,833,195.0 45.416%  68.023%
           42
Against    2,105,732.80 1.183%   1.772%
           2
Abstain    5,094,295.61 2.862%   4.287%
           4
Broker Non-30,798,368.0 17.304%  25.918%
votes      00
Total      118,831,591. 66.765%  100.000
           458                   %


(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         80,856,769.7 45.429%  68.043%
           01
Against     1,995,217.79 1.121%   1.679%
           0
Abstain     5,181,235.96 2.911%   4.360%
           7
Broker Non- 30,798,368.0 17.304%  25.918%
votes       00
Total       118,831,591. 66.765%  100.000
           458                   %



Proposal 4.    To approve the elimination of certain of the
Fund's fundamental investment restrictions:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         80,470,648.5 45.212%  67.718%
           93
Against     2,309,132.01 1.298%   1.943%
           7
Abstain     5,253,442.84 2.951%   4.421%
           8
Broker Non- 30,798,368.0 17.304%  25.918%
votes       00
Total       118,831,591. 66.765%  100.000
           458                   %




FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND

Meeting of Shareholders, March 21, 2007 and reconvened on April
11, 2007 and May 18, 2007



A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; and to approve amendments to certain of Franklin U.S. Long-Short Fund's (the "Fund") fundamental investment restrictions (including six (6) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam
L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.    The election of Trustees:



    Name        For      % of   % of   Withheld    % of  % of
                        Outsta Voted              Outsta Voted
                        nding  Shares              nding Share
                        Shares                    Shares   s
Harris J.    311,655,37 52.373 97.344 8,502,668.  1.429%  2.656
Ashton       1.661      %      %          357            %
Robert F.    311,914,97 52.417 97.425 8,243,062.  1.385%  2.575
Carlson      7.335      %      %          683            %
Sam L. Ginn  311,750,28 52.389 97.374 8,407,754.  1.413%  2.626
             5.407      %      %          611            %
Edith E.     312,038,50 52.438 97.464 8,119,536.  1.364%  2.536
Holiday      3.426      %      %          592            %
Frank W. T.  310,972,00 52.259 97.131 9,186,030.  1.543%  2.869
LaHaye       9.594      %      %          424            %
Frank A.     311,666,07 52.375 97.348 8,491,961,  1.427%  2.652
Olson        8.380      %      %          638            %
Larry D.     312,335,63 52.488 97.557 7,822,407.  1.314%  2.443
Thompson     2.313      %      %          705            %
John B.      312,463,24 52.509 97.597 7,694,798.  1.293%  2.403
Wilson       1.020      %      %          998            %
Charles B.   311,564,71 52.358 97.316 8,593,322.  1.444%  2.684
Johnson      7.060      %      %          958            %
Rupert H.    312,415,04 52.501 97.582 7,742,994.  1.301%  2.418
Johnson Jr.  5.475      %      %          543            %


Proposal 2.    To approve an Amended and Restated Agreement and
Declaration of Trust:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         595,091.43   30.855%
           1                     60.488%
Against     17,785.159   .922%    1.808%
Abstain     33,404.482   1.732%   3.395%
Broker Non- 337,533.000  17.501%  34.309%
votes
Total       983,814.072  51.009%  100.000
                                 %

Proposal 3.    To approve amendments to certain of the Fund's
fundamental investment restrictions (includes six (6) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         665,766.468  34.519%  63.648%
Against     34,184.287   1.773%   3.268%
Abstain     45,832.154   2.376%   4.382%
Broker Non- 300,233.000  15.567%  28.703%
votes
Total       1,046,015.90 54.235%  100.000
           9                     %


(c) To amend the Fund's fundamental investment restriction regarding lending:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For        668,927.404  34.683%  63.950%
Against    35,369.546   1.834%   3.381%
Abstain    41,485.959   2.151%   3.966%
Broker Non-300,233.000  15.567%  28.703%
votes
Total      1,046,015.90 54.235%  100.000
           9                     %

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         666,039.205  34.533%  63.674%
Against     39,938.062   2.071%   3.818%
Abstain     39,805.642   2.064%   3.806%
Broker Non- 300,233.000  15.567%  28.703%
votes
Total       1,046,015.90 54.235%  100.000
           9                     %


(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         669,693.902  34.723%  64.023%
Against     36,953.360   1.916%   3.533%
Abstain     39,135.647   2.029%   3.741%
Broker Non- 300,233.000  15.567%  28.703%
votes
Total       1,046,015.90 54.235%  100.000
           9                     %


(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         672,772.796  34.882%  64.318%
Against     32,833.243   1.703%   3.139%
Abstain     40,176.870   2.083%   3.841%
Broker Non- 300,233.000  15.567%  28.703%
votes
Total       1,046,015.90 54.235%  100.000
           9                     %


(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

            Shares Voted  % of    % of
                        Outstand  Voted
                          ing    Shares
                         Shares

For         668,312.321  34.651%  63.891%
Against     32,110.394   1.665%   3.070%
Abstain     45,360.194   2.352%   4.336%
Broker Non- 300,233.000  15.567%  28.703%
votes
Total       1,046,015.90 54.235%  100.000
           9                     %